INCOME TAXES	4 Months Ended
Jan. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
7. Income Taxes

There is no provision for income taxes because the Company has incurred operating losses since inception. At January 31, 2015, the Company has concluded that it is more likely than not that the Company may not realize the benefit of its deferred tax assets due to losses generated and uncertainties surrounding its ability to generate future taxable income. Accordingly, the net deferred tax assets have been fully reserved.

Net deferred tax assets consist of the following components:

January 31, 2015
Deferred tax asset:
Net operating loss carryforwards	$(142,632)
Valuation allowance	142,632
Net deferred tax asset	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income statutory tax rates to pretax income (loss) from continuing operations as follows:

January 31, 2015

Tax benefit at statutory rates	$(142,632)
Change in valuation allowance	142,632
Net provision for income taxes	$-

The Company has accumulated net operating loss carryovers of approximately $407,521 as of January 31, 2015 which are available to reduce future taxable income.  Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes may be subject to annual limitations. A change in ownership may limit the utilization of the net operating loss carry forwards in future years. The tax losses begin to expire in 2033.